EXHIBIT        DESCRIPTION

EX-99.a Amended and Restated Declaration of Trust, dated March 1, 1999 is included herein.

EX-99.b Amended and Restated Bylaws dated March 9, 1998 are incorporated by reference to Exhibit 2(b) of Post-Effective Amendment No. 23 to the Registration Statement of American Century Municipal Trust, filed on March 26, 1998 (Accession #0000746458-98-000007).

EX-99.d1 Investor Class Investment Management Agreement between American Century International Bond Funds and American Century Investment Management, Inc., dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed July 31, 1997 and incorporated herein by reference).

EX-99.d2 Advisor Class Investment Management Agreement between American Century International Bond Funds, American Century Government Income Trust, American Century Target Maturities Trust, and American Century Quantitative Equity Funds, dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of American Century Target Maturities Trust, File No. 2-94608, filed on August 28, 1997 and incorporated herein by reference).

EX-99.e1 Distribution Agreement between American Century International Bond Funds and Funds Distributor, Inc., dated January 15, 1998 (filed as a part of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of American Century Target Maturities Trust, File No. 2-94608, filed on January 30, 1998 and incorporated herein by reference).

EX-99.e2 Amendment No. 1 to the Distribution Agreement between American Century International Bond Funds and Funds Distributor, Inc., dated June 1, 1998 (filed as a part of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998 and incorporated herein by reference).

EX-99.e3 Amendment No. 2 to Distribution Agreement between American Century International Bond Funds and Funds Distributor, Inc., dated as of December 1, 1998 (filed as a part of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.e4 Amendment No. 3 to Distribution Agreement between American Century International Bond Funds and Funds Distributor, Inc., dated as of January 29, 1999 (filed as a part of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of American Century California Tax-Free and Municipal Funds, File No. 2-82734, filed on December 28, 1998, and incorporated herein by reference).

EX-99.g1 Custodian Agreement between American Century International Bond Funds and State Street Bank and Trust Company dated August 10, 1993 is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 7 filed on April 22, 1996 (Accession # 0000880268-96-000010).

EX-99.g2 Amendment No. 1 dated December 1, 1994 to the Custodian Agreement between American Century International Bond Funds and State Street Bank and Trust Company dated August 10, 1993 is incorporated herein by reference to Exhibit 8(b) of Post-Effective Amendment No. 7 filed on April 22, 1996 (Accession # 0000880268-96-000010).

EX-99.g3 Amendment No. 2 dated March 4, 1996 to the Custodian Agreement between American Century International Bond Funds and State Street Bank and Trust Company dated August 10, 1993 is incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 7 filed on April 22, 1996 (Accession # 0000880268-96-000010).

EX-99.h1 Transfer Agency Agreement between American Century International Bond Funds and American Century Services Corporation dated as of August 1, 1997, is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment No. 33 to the Registration Statement of the American Century Government Income Trust filed on July 31, 1997 (Accession # 773674-97-000014).

EX-99.h2 Amendment to Transfer Agency Agreement between American Century International Bond Funds and American Century Services Corporation dated June 29, 1998 (filed as a part of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of American Century Quantitative Equity Funds, File No. 33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-99.i        Opinion and consent of counsel, is included herein.

EX-99.j1 Consent of PricewaterhouseCoopers, LLP, independent auditors, is included herein.

EX-99.j2       Consent of KPMG Peat Marwick, LLP, independent auditors (filed as
               Exhibit 11(b) to Post-Effective Amendment No. 11 to the Registration Statement of the Registrant, filed on May 1, 1998, File No. 33-43321).

EX-99.j3       Power of Attorney dated December 18, 1998 is included herein.

EX-99.m1 Master Distribution and Shareholder Services Plan of American Century Government Income Trust, American Century International Bond Fund, American Century Target Maturities Trust and American Century Quantitative Equity Funds (Advisor Class) dated August 1, 1997 (filed electronically as Exhibit 15 to Post-Effective Amendment No. 27 to the Registration Statement of American
               Century Target Maturities Trust filed on August 28, 1997, File No. 2-94608).

EX-99.m2 Amendment No. 1 to Master Distribution and Shareholder Services Plan of American Century International Bond Funds (Advisor Class) dated June 29, 1998 (filed as a part of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of American Century Quantitative Equity Funds, File No. 33-19589, filed on June 29, 1998 and incorporated herein by reference).

EX-99.o1 Multiple Class Plan of American Century California Tax-Free and Municipal Funds, American Century Government Income Trust, American Century International Bond Funds, American Century Investment Trust, American Century Municipal Trust, American Century Target Maturities Trust and American Century Quantitative Equity Funds dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 27 of the Registration Statement on Form N-1A of American Century Target Maturities Trust, File No. 2-94608, filed on August 28, 1997 and incorporated herein by reference).

EX-99.o2 Amendment to Multiple Class Plan of American Century International Bond Funds dated June 29, 1998 (filed as a part of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of American Century Quantitative Equity Funds, File No. 33-19589, filed on June 29, 1998 and incorporated herein by reference).

EX-27.1        Financial Data Schedule.